INVESTORS CASH TRUST
                         Government Securities Portfolio
                               Treasury Portfolio
                      SUPPLEMENT TO STATEMENT OF ADDITIONAL
                        INFORMATION DATED AUGUST 1, 1998
                           --------------------------

The following disclosure supplements the disclosure in the "Special Features -- Exchange Privilege" section of the Statement of Additional Information.


Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Kemper Fund and therefore may be subject to the 15-Day Hold Policy.


April 26, 1999